UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2005

Commission File Number

0-28378

AmREIT

(Exact name of registrant as specified in its charter)

TEXAS	76-0410050

(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas 77046	713-850-1400

(Address of principal executive offices)	(Registrant’s telephone number)

[N/A]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

          On December 8, 2005 AmREIT (the “Company”) issued a press release announcing a share repurchase program of up to $4 million in the aggregate, of the Company’s Class A Common Stock.  A copy of the press release is filed as Exhibit 99.1 to this report.

          The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01.  Financial Statement and Exhibits

Exhibits.	The following exhibits are furnished as part of this current report on Form 8-K:

99.1	Press release dated December 8, 2005

SIGNATURE

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmREIT

	By:	/s/ Chad C. Braun

Chad C. Braun, Chief Financial Officer
Dated: December 8, 2005